UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 29, 2004

                        TREASURE MOUNTAIN HOLDINGS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Nevada                          000-32741              84-1394211
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(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
    of Incorporation)                                        Identification No.)



13-01 Pollitt Drive, Fair Lawn, NJ                                07410
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(Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (201) 703-2418


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ]     Written   communications   pursuant   to  Rule  425  under  the
                 Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01   Regulation FD Disclosure

Treasure Mountain Holdings, Inc. disseminated the attached press release on September 29, 2004.

Item 9.01   Financial Statements and Exhibits.

Exhibit 99.1 - Press release dated September 29, 2004.







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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     TREASURE MOUNTAIN HOLDINGS, INC.


                                              /s/ Michael McGuinness
                                     By:----------------------------------------
                                          Name:  Michael McGuinness
                                          Title:  Chief Financial Officer

Date:  September 29, 2004




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                                  EXHIBIT INDEX


     Exhibit No.                 Description
     -----------                 -----------

       99.1           Press release dated September 29, 2004





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